Variable Interest Entities	12 Months Ended
May 31, 2011
Variable Interest Entities [Abstract]
Schedule of variable interest entities

13. VARIABLE INTEREST ENTITIES

Mosaic is the primary beneficiary of and consolidates two variable interest entities (“VIE's”) within our Phosphates segment: PhosChem and South Fort Meade Partnership, L.P. (“SFMP”). We determine whether we are the primary beneficiary of an entity subject to consolidation based on a qualitative assessment of the purpose and design of the VIE, the risks that the VIE were designed to create and pass along to other entities, the activities of the VIE that could be directed and which entity could direct them, and the expected relative impact of those activities on the economic performance of the VIE. We assess our VIE determination with respect to an entity on an ongoing basis. We have not identified any additional VIEs in which we hold a significant interest.

PhosChem is an export association of United States phosphate producers that markets our phosphate products internationally. We, along with the other member, are, subject to certain conditions and exceptions, contractually obligated to reimburse PhosChem for our respective pro rata share of any operating expenses or other liabilities. PhosChem had net sales of $2.3 billion, $1.6 billion and $2.7 billion for the years ended May 31, 2011, 2010 and 2009, respectively, which are included in our consolidated net sales. PhosChem currently funds its operations through ongoing sales receipts.

We determined that, because we are PhosChem's exclusive export agent for the marketing, solicitation of orders and freighting of dry phosphatic materials, we have the power to direct the activities that most significantly impact PhosChem's economic performance. Because Mosaic accounts for the majority of sales volume marketed through PhosChem, we have the obligation to absorb losses or right to receive benefits that could be significant to PhosChem.

SFMP owns the mineable acres at our South Fort Meade phosphate mine. We have a long-term mineral lease with SFMP which, in general, expires on the earlier of: (i) December 31, 2025, or (ii) the date that we have completed mining and reclamation obligations associated with the leased property. In addition to lease payments, we pay SFMP a royalty on each tonne mined and shipped from the areas that we lease. SFMP had no external sales in fiscal 2011, 2010 and 2009. SFMP previously funded its operations in part through a fixed rate Senior Secured Note which was repaid on December 15, 2010. As of May 31, 2010, the note had a balance of $6.7 million and was included in current maturities of long-term debt in our Consolidated Balance Sheets.

We determined that, because we control the day-to-day mining decisions and are responsible for obtaining mining permits, we have the power to direct the activities that most significantly impact SFMP's economic performance. Because of our guaranteed rental and royalty payments to the partnership, we have the obligation to absorb losses or right to receive benefits that could potentially be significant to SFMP.

No additional financial or other support has been provided to these VIE's beyond what was previously contractually required during any periods presented. The carrying amounts and classification of assets and liabilities included in our Consolidated Balance Sheets for these consolidated entities are as follows:

	May 31,	May 31,
(in millions)	2011	2010
Current assets	$230.0	$161.7
Non current assets	$50.7	$52.0
Total assets	$280.7	$213.7
Current liabilities	$63.0	$35.0
Non current liabilities	-	-
Total iabilities	$63.0	$35.0